Exhibit 99.2
PBGM01 Study in Infantile GM1 Gangliosidosis Interim Clinical Results from Cohorts 1 - 3 of Imagine - 1 Clinical Study December 14, 2022

2 Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of, and made pursuant to the safe harbor provisions o f, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including progress of the Imagine - 1 clinical study and the availability of clinical data from the study; our expecta tions about our collaborators’ and partners’ ability to execute key initiatives; our expectations about manufacturing plans and strategie s; our expectations about cash runway; and the ability of our lead product candidates to treat their respective target monogenic CNS di sorders. These forward - looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expec t,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of sim ilar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in su ch statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and resul ts of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage cl ini cal activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities m ay require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrenc e o f adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent tr ial s or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce o ur intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manuf act ure of product candidates and other aspects of our business, which are outside of our full control; risks associated with current an d p otential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; and the other risks and uncertainties th at are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commi ssi on (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward - looking stat ement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or o the rwise.

3 Welcome & Agenda Executive Summary Will Chou, M.D. Overview of GM1 Gangliosidosis Jeanine Jarnes, PharmD, BCOP, BCPS Review of Safety, Biomarker, and Preliminary Efficacy Results Mark Forman, M.D., Ph.D. Closing Remarks Will Chou, M.D. Q&A Will Chou, M.D. Chief Executive Officer, Passage Bio Mark Forman, M.D., Ph.D. Chief Medical Officer, Passage Bio Jeanine Jarnes, PharmD, BCOP, BCPS Assistant Professor, Department of Pediatrics, University of Minnesota Consultant for Passage Bio

4 Executive Summary Will Chou, M.D.

PBGM01 is a Potentially Transformative Therapy for GM1 Gangliosidosis, a Rare, Underserved Disorder

GM1 GANGLIOSIDOSIS

- Inherited lysosomal storage disease that leads to progressive damage to both the CNS and peripheral tissues
- Caused by loss-of-function mutations in the *GLB1* gene
- No approved disease-modifying therapies

OUR APPROACH – PBGM01

- Next-generation, proprietary AAVhu68 capsid delivers functional *GLB1* transgene encoding β-gal to the brain and peripheral tissues through ICM delivery

PRECLINICAL EVIDENCE

- Preclinical data in knock-out mouse model resulted in:
  - Dose-related histological correction, improvements in neurological function, and survival
  - Meaningful transduction of both CNS and critical peripheral organs

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PassageBio

Imagine-1

Interim Data from First 6 Treated Patients Positions PBGM01 as a Promising Potential Treatment Option for GM1

SAFETY

Favorable safety profile and well-tolerated

- No serious AEs related to study treatment
- No evidence of DRG toxicity
- No evidence of cell-mediated immune response
- No complications related to ICM injection

BIOMARKERS

- Dose-dependent increase in CSF β-Gal activity
- Dose-dependent decrease in β-Gal substrates in CSF

CLINICAL STATUS

- In a subset of patients, meaningful improvement across developmental areas on both the Vineland and Bayley scales
- Stage of disease at time of treatment emerging as an important determinant in treatment outcomes

AEs=adverse events; ICM=intra-cisterna magna.

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PassageBio

7 Overview of GM1 Gangliosidosis Jeanine Jarnes, PharmD, BCOP, BCPS

GM1 Gangliosidosis: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GLB1* gene mutations characterized by destruction of neurons in the brain and spinal cord.



RARE AND UNDERSERVED populations with incidence of up to **~1 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

Characterized by rapidly progressive neurological decline resulting in **reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia.**

8

1. Brunetti-Pierri N., Scaglia F. *Mol Genet Metab.* 2008;94(4):391-396. 2. Jarnes JR, et al. *Mol Genet Metab*. 2017;121(2):170-179.

PassageBio

GM1 Gangliosidosis Disease Continuum

Disease severity inversely related to residual β-Gal enzyme activity



GM1 Gangliosidosis is a Continuum
Disease Severity
Type 1 (Early Infantile)
• Onset <6 months
• Hypotonia
• Neurodegeneration
• Developmental regression
• Seizures
• Skeletal dysplasia
• **Survival: <2 years** without supportive care
Type 2a (Late Infantile)
• Onset 6–24 months
• Developmental plateau, followed by regression
• Impaired ambulation
• Impaired cognition
• Seizures
• **Survival: 5 to 10 years**
Type 2b (Juvenile)
• Onset 2–5 years
• Impaired ambulation
• Dysarthria
• Variable skeletal disease
• Decreased cognition
• **Survival into 2nd decade**
Focus of Imagine-1 Trial
Negligible to 5%
~ 1– 5%
~ 3 – 10%
Residual Enzyme Activity (Serum)

Brunetti-Pierri N., Scaglia F. *Mol Genet Metab.* 2008;94(4):391-396. Jarnes JR, et al. *Mol Genet Metab*. 2017;121(2):170-179. Lang FM, et al. *Mol Genet Metab.* 2020;129(3):228-235. Regier DS, Tifft CJ. Rothermel CE. *GLB1*-related disorders. In: Adam MP, Ardinger HH, Pagon RA, et al, eds. GeneReviews® [Internet].

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Passage Bio

10 Onset before 6 months of age Rapid disease progression with no new developmental milestones reached after 3 - 6 months Survival: <2 years Early Infantile (Type I) Onset between 6 months to 2 years of age Relatively s lower disease progression with no new developmental milestones reached after 12 - 15 months Survival: 5 to 10 years Late Infantile (Type IIa) VS Natural History of Infantile GM1 Characterized by developmental delay, a brief plateau and followed by rapid regression 1. Brunetti - Pierri N., Scaglia F. Mol Genet Metab. 2008;94(4):391 - 396. 2. Jarnes JR, et al. Mol Genet Metab .. 2017;121(2):170 - 179. 3. Lang FM, et al. Mol Genet Metab. 2020;129(3):228 - 235 .. 4. Platt, F.M., et al. Nat Rev Dis Primers 4, 27 (2018). https://doi.org/10.1038/s41572 - 018 - 0025 - 4

11 Rapid Decline in Infantile GM1 with <20% Survival at 24 Months 1 1. Lang FM et al., Mol Genet Metab.2020;129:228 - 235 • S ymptom onset: 2.8 months • F irst admission: 6.3 months • D iagnosis: 8.7 months • D eath: 18.9 months Mean age of: Cumulative time - to - event analysis of key points during GM1 disease progression

12 Review of Safety, Biomarker, and Preliminary Efficacy Results in Cohorts 1 - 3 Mark Forman, M.D., Ph.D.

Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

Completed dosing of all patients in dose-ascending portion of study

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAVhu68
Immunosuppression	Low dose steroids for 4 weeks then taper
Duration	Two years, with rollover into long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Biomarkers	• β-gal activity (CSF & serum) • GM1 gangliosides (CSF) • Other exploratory biomarkers


Expansion Cohort
Late Infantile
Expansion Cohort
Early Infantile
COHORT 2
Late Infantile
COHORT 4
Early Infantile
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
COHORT 3
Early Infantile
Dosing complete
Recruiting
IDMC review
60 days between subject enrollment in Cohorts 1-4

*Genome copies per gram of estimated brain weight

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PassageBio

14 Imagine - 1 Baseline Patient Characteristics Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Diagnosis Late Onset Late Onset Early Onset Late Onset Early Onset Late Onset Dose level received Low dose Low dose Low dose High dose Low dose High dose Cohort 1 1 3 2 3 2 Gender Male Male Female Female Male Male Onset of symptoms (months) 14 12 5 11 birth 12 Chronological age at diagnosis (months) 2 30 6 13 2 15 Chronological age at baseline (months) 15 31 15 18 6 17 DBS β - Gal activity (nmol/ml/hr) (1) 0.0 0.2 0.0 0.0 0.1 0.0 Genotype c.601C>T, c.601C>T c.601C>T, c.1733AA>G c.694dupC, c.694dupC c.1370G>A, c.168C>G c.1577dup, c.1577dup c.1733A>G, c.802G>C DBS, dry blood spot (1) Lower limit of normal (LLN): <5.0 nmol/ml/hr

15 Imagine - 1 Study: Cohorts 1 - 3 Safety & Tolerability No treatment - related serious adverse events (SAEs) All treatment - related adverse events (AEs) were mild - to - moderate in severity No clinically significant changes in liver function requiring intervention No evidence of DRG toxicity, as measured by nerve conduction studies No complications related to ICM administration PBGM01 was well tolerated and had a favorable safety profile at interim analysis* *Patient follow - up ranges from 3 to 20 months post - dosing as of a data cutoff of Nov 30, 2022

16 Favorable Immunological Profile At Interim Analysis Observations following ICM administration of PBGM01: Neutralizing antibodies to capsid detected at low levels in CSF after Day 30; not expected to affect CNS gene transfer As anticipated, moderate serum neutralizing antibodies developed to capsid No antibodies against the transgene product developed in the CSF or serum No T - cell response against the capsid or transgene No other laboratory or clinical signs of an immunological response Patients treated with abbreviated course of low dose steroids

17 0 1 2 3 4 5 6 0 60 120 180 240 300 360 β - Gal, nmol/mL/3hr Time (days) β - gal, CSF P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile NHS patient value range PBGM01 ICM Delivery Resulted in Increased Transgene Activity in CSF 0 1 2 3 4 5 6 0 60 120 180 240 300 360 β - Gal, nmol/mL/3hr Time (days) β - gal , CSF P4 Late Infantile P6 Late Infantile *Based on preliminary data from University of Pennsylvania’s ODC Natural History Study (NHS) (NCT04041102); value range (0.3 - 1. 81 nmol/mL/3hr) 4.7 - 5.2x baseline 3.6x baseline 1.2 - 2.8x baseline High dose Low dose Late Infantile: Circle Early Infantile: Square NHS patient value range • PBGM01 administration resulted in dose - dependent increase in CSF β - Gal activity • High dose PBGM01 resulted in 3.6 - 5.2x increase in CSF β - Gal activity relative to baseline • High dose PBGM01 resulted in CSF β - Gal activity well above levels seen in Natural History Study (NHS)* • Increased CSF b - Gal activity sustained for up to 12 months in Patient 1 • PBGM01 administration resulted in sustained β - Gal enzyme expression in blood Key Points

18 High Dose PBGM01 Led to Decreases in CSF GM1 Gangliosides 0 200 400 600 0 50 100 150 200 250 300 350 Gangliosides, apparent nM Time (days) GM1 Ganglioside, CSF P4 Late Infantile P6 Late Infantile 0 200 400 600 800 1,000 0 50 100 150 200 250 300 350 Gangliosides, apparent nM Time (days) GM1 Ganglioside, CSF P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile High dose 75% drop from baseline Low dose Late Infantile: Circle Early Infantile: Square 1. Lang FM et al., Mol Genet Metab.2020;129:228 - 235; CSF= Cerebrospinal Fluid • PBGM01 administration resulted in dose - dependent decrease in CSF GM1 ganglioside levels • Decrease in CSF gangliosides correlated with higher levels of b - Gal activity • GM1 gangliosides hypothesized to mediate CNS manifestations of disease 1 Key Points

19 Patients Manifest a Wide Range of Developmental Delay at Baseline Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Diagnosis Late Onset Late Onset Early Onset Late Onset Early Onset Late Onset Dosing Cohort Low dose Low dose Low dose High dose Low dose High dose Chronological age at baseline (months) 14 31 15 18 6 17 Developmental age at baseline (Bayley; months) 12 7 0.5 2.5 0.5 5 Developmental delay at baseline (Bayley; months) 2 24 14.5 15.5 5.5 12 Mild - moderate delay Developmental Delay at Baseline Marked delay

20 Preliminary Trend: Milder Developmental Delay at Dosing Associated with Improved Treatment Response 10pt Calibri footer *The Vineland - II is caretaker - assessed. **The Bayley - III is based on direct observation by a neurodevelopmental specialist. 0 5 10 15 20 25 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 Overall Developmental Age (months) Chronological Age (months) Vineland - II* P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Mild - to - moderate developmental delay Marked developmental delay 0 5 10 15 20 25 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 Overall Developmental Age (months) Chronological Age (months) Bayley - III** P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Mild - to - moderate developmental delay Marked developmental delay Late Infantile: Circle Early Infantile: Square Low Dose: Solid Line High Dose: Dashed Line

21 Summary AEs=adverse events; ICM=intra - cisterna magna. SAFETY Favorable safety profile and well - tolerated • No serious AEs related to study treatment • No evidence of DRG toxicity • No evidence of cell - mediated immune response • No complications related to ICM injection BIOMARKERS • High dose resulted in durable increases in CSF b - Gal well above NHS • High dose resulted in durable decreases in b - Gal substrate GM - 1 gangliosides in CSF CLINICAL STATUS • Milder developmental delay at the time of treatment is emerging as an important determinant of treatment outcomes • Pending results from high dose cohorts, we plan to incorporate degree of developmental delay into pivotal study inclusion/exclusion criteria

22 Closing Remarks Will Chou, M.D.

23 Key Objectives for Imagine - 1 Study Establish Safety Profile of PBGM01 Determine Optimal Dose for Therapeutic Effect Understand PBGM01 Benefit Across Infantile GM1 Patient Populations

24 Data from Cohort 4 Will Add to Understanding of Dose and Patient Selection Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Patient 8 Diagnosis Late Onset Late Onset Early Onset Late Onset Early Onset Late Onset Early Onset Early Onset Dosing Cohort Low dose Low dose Low dose High dose Low dose High dose High Dose High Dose Chronological age at baseline (months) 14 31 15 18 6 17 7 5.5 Developmental age at baseline (Bayley; months) 12 7 0.5 2.5 0.5 5 5 1.5 Developmental delay at baseline (Bayley; months) 2 24 14.5 15.5 5.5 12 2 4 Mild - moderate delay Developmental Delay at Baseline Marked delay

25 PBGM01 Program Anticipated Next Steps • Present additional data from Cohorts 1 - 3 at 19th Annual WORLD Symposium in February 2023 • Present initial data from Cohort 4 (early infantile, high dose) by mid - 2023 Share additional data throughout 2023 • Analyze data from Cohort 4 • Due to observed dose response and the absence of safety signals, evaluate dosing additional patients at the current high dose and/or higher dose Determine optimal dose for confirmatory study • Continued interactions with regulatory authorities as clinical data set matures to align on design of confirmatory study and pathway to Biologics License Application Engage with regulatory authorities

Q&A